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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-14959

                Wisconsin                          39-0971239
        (State of Incorporation)        (IRS Employer Identification No.)

                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)

                                 (414) 358-6600
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2004, the Board of Directors of Brady Corporation approved change of control agreements for certain executive officers of the Company as follows: Thomas Felmer, Allan Klotsche, David Mathieson, Peter Sephton, and Matthew Williamson. The form of Brady Corporation Change of Control Agreements entered into by these executive officers is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On November 18, 2004, the holders of the Corporation's Class B Common Stock and the Board of Directors of Brady Corporation approved the Brady Corporation 2004 Omnibus Incentive Stock Plan (the "Plan"). The purpose of the Plan is to provide an incentive for employees of Brady Corporation and its affiliates to improve corporate performance on a long-term basis and to attract and retain employees by enabling employees to participate in the future successes of the Corporation, and by associating the long term interests of employees with those of the Corporation and its shareholders. The Plan is intended to permit the grant of nonqualified stock options, incentive stock options, shares of restricted stock, and restricted stock units. Further information is included in the Brady Corporation 2004 Omnibus Incentive Stock Plan filed as Exhibit 10.2 to this report and the form of Brady Corporation Nonqualified Stock Option Agreement filed as Exhibit 10.3 to this report, which documents are incorporated herein by reference.

On November 18, 2004, the holders of the Corporation's Class B Common Stock and the Board of Directors of Brady Corporation approved an amendment to the W.H. Brady Co. Nonqualified Stock Option Plan For Non-employee Directors. The amendment increases the number of shares each non-employee director has an option to purchase upon initial election as a director and after each annual meeting. The W.H. Brady Co. Nonqualified Stock Option Plan For Non-employee Directors, as amended, is Exhibit 10.4 to this report. The original agreement as filed as Exhibit 10.13 to the Brady Corporation Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 1997 and is incorporated herein by reference.

Item 8.01 OTHER EVENTS

On November 18, 2004, Brady Corporation issued a press release announcing that the Board of Directors of Brady Corporation approved a two-for-one stock split in the form of a 100 percent stock dividend of one share of Class A Common Stock on each outstanding share of Class A Common Stock and one share of Class B Common stock on each outstanding share of Class B Common Stock effective December 31, 2004 for shareholders of record at the close of business on December 10, 2004. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached herewith and is incorporated herein by reference.

On November 18, 2004, the Board of Directors of Brady Corporation approved changes to the compensation of directors. Effective August 1, 2004, directors who are not also employees of the Company receive an annual retainer of $30,000 plus $5,000 for each committee they chair ($9,000 for the audit committee chair) and $1,250 plus expenses for each meeting of the Board or any committee thereof, which they attend and are a member or $750 for each single issue telephonic committee meeting of the Board. Directors also receive $750 for each meeting they attend of any committee for which they are not a member.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(6) Exhibits.

The following are furnished as Exhibits to this Report.

Exhibit No.                          Description of Exhibit
-----------   -----------------------------------------------------------------
  10.1        Form of Brady Corporation Change of Control Agreement

  10.2        Brady Corporation 2004 Omnibus Incentive Stock Plan

  10.3        Form of Brady Corporation Nonqualified Stock Option Agreement

  10.4        W.H. Brady Co. Nonqualified Stock Option Plan For Non-employee
              Directors, as amended November 18, 2004

  99.1        Press Release of Brady Corporation, dated November 18, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BRADY CORPORATION

Date: November 24, 2004                    /s/ David Mathieson
                                           -----------------------------------
                                           David Mathieson
                                           Vice President &
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION
-------      ---------------------------------------------------------------
  10.1       Form of Brady Corporation Change of Control Agreement

  10.2       Brady Corporation 2004 Omnibus Incentive Stock Plan

  10.3       Form of Brady Corporation Nonqualified Stock Option Agreement

  10.4       W.H. Brady Co. Nonqualified Stock Option Plan For Non-employee
             Directors, as amended November 18, 2004

  99.1       Press Release of Brady Corporation dated November 18, 2004.